SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2006

TRUE NORTH ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51519	98-043482
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Allen Center 1200 Smith Street, 16th Floor Houston, Texas 77002
(Address of principal executive offices)

(713) 353-3948
(Registrant’s telephone number, including area code)

Ameriprint International,Ltd.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 28, 2006 we filed a Certificate of Amendment to our Articles of Incorporation with the State of Nevada changing our name from Ameriprint International, Ltd. to True North Energy Corporation and authorizing the creation of 20,000,000 shares of blank check preferred stock. In connection with the name change, our trading symbol on the NASD OTC Bulletin Board was changed from “AMPI” to “TNEN”. The Amendment to our Articles of Incorporation was approved by our board of directors and a majority of our shareholders on February 7, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits filed as part of this Report are as follows:

Exhibit 3.1 Certificate of Amendment to Articles of Incorporation as filed with the State of Nevada on March 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

True North Energy Corporation

Date: April 3, 2006	By:	/s/ Massimiliano Pozzoni
Massimiliano Pozzoni, President and Chief Executive Officer